Exhibit 99.1
J.P. Morgan Healthcare Conference January 9, 2024 Jeff Simmons President & Chief Executive Officer

© 2024 Elanco or its affiliates This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (Exchange Act), including, without limitation, our long-term revenue and earnings growth expectations, reduction of debt and leverage, expectations regarding product launches and related regulatory proceedings, and our industry and our operations, performance, and financial condition. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national, or global political, economic, business, competitive, market, and regulatory conditions, including but not limited to the following: heightened competition, including from generics; the impact of disruptive innovations and advances in veterinary medical practices, animal health technologies and alternatives to animal-derived protein; changes in regulatory restrictions on the use of antibiotics in farm animals; our ability to implement our business strategies or achieve targeted cost efficiencies and gross margin improvements; consolidation of our customers and distributors; an outbreak of infectious disease carried by farm animals; the impact on our operations, the supply chain, customer demand, and our liquidity as a result of the COVID-19 global health pandemic; the potential impact on our business and global economic conditions resulting from the conflict involving Russia and Ukraine; the success of our R&D and licensing efforts; misuse, off-label or counterfeiting use of our products; unanticipated safety, quality or efficacy concerns and the impact of identified concerns associated with our products; fluctuations in our business results due to seasonality and other factors; the impact of weather conditions and the availability of natural resources; risks related to the modification of foreign trade policy; risks related to currency rate fluctuations; our dependence on the success of our top products; the impact of customer exposure to rising costs and reduced customer income; the lack of availability or significant increases in the cost of raw materials; use of alternative distribution channels and the impact of increased or decreased sales to our channel distributors resulting in fluctuation in our revenues; risks related to the write down of goodwill or identifiable intangible assets; risks related to the evaluation of animals; manufacturing problems and capacity imbalances; the impact of litigation, regulatory investigations, and other legal matters, including the risk to our reputation and the risk that our insurance policies may be insufficient to protect us from the impact of such matters; actions by regulatory bodies, including as a result of their interpretation of studies on product safety; risks related to tax expense or exposure; risks related to environmental, health and safety laws and regulations; risks related to our presence in foreign markets; challenges to our intellectual property rights or our alleged violation of rights of others; our dependence on sophisticated information technology and infrastructure and the impact of breaches of our information technology systems; the impact of increased regulation or decreased financial support related to farm animals; adverse effects of labor disputes, strikes, work stoppages, and the loss of key personnel or highly skilled employees; risks related to underfunded pension plan liabilities; our ability to complete acquisitions and successfully integrate the businesses we acquire, the effect of our substantial indebtedness on our business, including restrictions in our debt agreements that will limit our operating flexibility; and risks related to certain governance provisions in our constituent documents. For additional information about the factors that could cause actual results to differ materially from forward-looking statements, please see our latest Form 10-K and subsequent Form 10-Qs filed with the Securities and Exchange Commission. We undertake no duty to update forward-looking statements. Forward-looking statements 2

Today’s Key Messages Attractive industry backdrop for Elanco – a global, independent Animal Health leader Our Innovation, Portfolio, Productivity (IPP) strategy designed to deliver value to all stakeholders, rooted in a deep focus on the customer Q3 2023 return to topline growth driven by accelerating innovation contribution, stabilizing core volumes and price growth Momentum going into 2024, with expected constant currency revenue growth driven by existing portfolio Elanco well positioned with next era of innovation and growth to drive meaningful long-term value creation A Leader in the Animal Health Industry 3 J.P. Morgan Healthcare Conference | January 2024 Well-positioned to deliver meaningful long-term value

4 Farm Animal $23B Global Industry1 Protein demand growth globally driven by GDP growth, expanding protein diets, and efficient trade Producers focused on food safety, disease prevention and productivity Livestock sustainability expected to create the next industry opportunity Animal Health: Attractive, Growing Markets with Positive Long-Term Tailwinds 1 Industry figures represent Elanco analysis of 2023 market data and internal estimates for animal health medicines and vaccines. Industry Success Factors: Broad Portfolios, Innovation, Global Reach, Value-added Capabilities Pet Health $15B Global Industry1 Pet ownership and “humanization” of pets a continued tailwind globally Increased compliance and convenience expected to drive growth Innovation and differentiation to create value across the value chain J.P. Morgan Healthcare Conference | January 2024

5 Elanco: An Independent, Global Animal Health Leader 1Non-GAAP financial measure. See Appendix to this presentation for more information, including GAAP to non-GAAP reconciliations. 2 Potential blockbusters expected in 2024 are Bovaer, Credelio Quattro, and Zenrelia Note: Revenue breakdowns based on the midpoint of 2023 full year guidance, as provided in the Company’s Q3 2023 earnings presentation issued on November 8, 2023. $4.38 B Revenue $0.91 Adj. EPS1 $983 M Adj. EBITDA1 Key Financial Metrics 2023 Guidance Midpoint (as of November 8, 2023) Actions and Progress Building Momentum Completed independent company stand up Intentional portfolio shift towards high margin Pet Health Multiple decisive actions and restructurings to execute on synergy capture and productivity Bayer systems integration completed in 2023 Expect 6 potential blockbusters in market by 2025, with 3 on a path to H1 2024 approval2 Diverse, Global Portfolio Balanced Across Geography and Species Revenue Category by Geography 19% 35% 17% 29% Pet Health Farm Animal International U.S. J.P. Morgan Healthcare Conference | January 2024 Revenue by Species 48% 22% 17% 9% 4% Pet Health Cattle Poultry Swine Percentages may not add due to rounding. Aqua

© 2024 Elanco or its affiliates n I novation Portfolio Productivity Customer Veterinarian Farmer Pet Owner IPP: Innovation, Portfolio, Productivity Elanco’s Strategy to Deliver Value to All Stakeholders, Rooted in a Deep Focus on the Customer Deliver consistent, high-impact Innovation • $600-$700 million annual new revenue from Innovation expected by 20251 • Target first-in-class, differentiation and big market spaces • Focus on maximizing life cycle management and refilling early-stage pipeline Optimize our diverse Portfolio to grow market share • Leverage deep customer relationships, expanding portfolio and improved mix • Invest in strategic commercial capabilities – sales force, digital, pricing, data - preparing for historic innovation launch window • Drive geographic and channel expansion to reach more of the world’s animals Improve Productivity & cash flow • Company-wide productivity agenda driving margin expansion since IPO • Improve cash conversion to fund reinvestment and debt paydown • Significant ERP transformation, driving efficiency and enabling future business optionality 1Expected innovation revenue is from products launched from 2021 to 2025 and does not include the expected impact of cannibalization on the base portfolio. J.P. Morgan Healthcare Conference | January 2024 6

7 Focused on Delivering Consistent, High Impact Innovation With three clear parallel priorities for the R&D organization Life Cycle Management Extending the life and value of our existing brands with targeted life cycle management (LCM) is core to Elanco’s value proposition to customers and contributes to a stabilizing base. LCM Opportunity Examples Label claim extensions Geographic expansions Species expansions Presentation and delivery Packaging and safety Regulatory registration renewals Refill Pipeline with Next Wave To deliver consistent, high-impact innovation over time, we are refilling our early-stage pipeline with the next wave of innovation – focused on first and best in class opportunities. Targeted Areas of Focus Concentrated efforts in next generation: Pet parasiticides Pet dermatology Pet pain Livestock sustainability Leveraging existing platforms (e.g. MAb) and emerging spaces of unmet need Late-Stage Pipeline Focus on first-in-class or differentiated late-stage potential blockbusters in high-value pet health market and pioneering new frontier markets with livestock sustainability. nI novation Portfolio Productivity Customer 6 potential blockbuster products expected in U.S. market by 2025 J.P. Morgan Healthcare Conference | January 2024

J.P. Morgan Healthcare Conference | January 2024


Innovation
Portfolio
Customer
Productivity

Innovation Launches Expected to Fuel Return to Growth

6 Blockbuster-Potential[1] Products, Complemented by Portfolio Enhancing Assets

Blockbuster-Potential Products	Regulatory Agency	Species	Product Development	Initial Submission[2]	Approval[3]	Launch[2]	Global Market[4]	Commentary
Experior Ammonia Reduction	FDA (Rx)						New Space	First-in-class
Canine Parvovirus Monoclonal Antibody (CPMA)	USDA (Rx)				✔ Q2 2023 conditional	✔ Q3 2023	New Space	First-in-class; Monoclonal AB
Credelio Quattro™[5] Endecto Parasiticide	FDA (Rx)			Q4 2022	H1 2024		$6.5 billion	Differentiated
Zenrelia™[5] Dermatology	FDA (Rx)			Q4 2022	H1 2024		$1.5 billion	Differentiated
Bovaer®[5] Methane Reduction	FDA			Q4 2022	H1 2024		$1 to $2 billion	First-in-class
IL-31 SA[6] MAb Dermatology	USDA (Rx)			✔ Q1 2023	2025		$1.5 billion	Differentiated; Monoclonal AB

✔ Progress in 2023

[1]Blockbuster refers to product with annual revenue above $100 million. [2]Expected submission and launch timing is based on internal estimates and could change as programs evolve. [3]Potential approval timing is subject to regulatory agency outcomes. [4]Industry figures represent Elanco analysis of 2023 market data and internal estimates, except for Bovaer which is based only on internal estimates for market potential. Note that Elanco only has U.S. rights for Bovaer. [5]Expected trade name upon approval. [6]Short acting.

Elanco™

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© 2024 Elanco or its affiliates Vision Helping pets live longer, healthier, more active lives Where We Play J.P. Morgan Healthcare Conference | January 2024 1 US only. 2Expected trade name upon approval. Global Pet Health Strategic Framework FAMILY FAMILY ZENRELIATM 2 IL-31 MAb Parasiticides Dermatology Pain & Other Therapeutics Vaccines1 ` Next Wave of Innovation 9

© 2024 Elanco or its affiliates Key Enablers Innovation Address unmet needs and expand portfolio Share of Voice Increase product awareness with our customers Physical Availability Maximize access to our products Price Execution Optimize value based on willingness to pay 1 US only. J.P. Morgan Healthcare Conference | January 2024 Global Pet Health Strategic Framework Vision Helping pets live longer, healthier, more active lives Where We Play Parasiticides Dermatology Pain & Other Therapeutics Vaccines1 10

© 2024 Elanco or its affiliates Global Farm Animal Strategic Framework Vision Helping farmers improve animal health and wellbeing, and raise livestock more sustainably 1Expected trade name upon approval. J.P. Morgan Healthcare Conference | January 2024 Where We Play Efficiency & Performance Disease Prevention & Treatment Food Safety Sustainability BOVAER®1 Next Wave of Innovation 11

© 2024 Elanco or its affiliates Global Farm Animal Strategic Framework Vision Helping farmers improve animal health and wellbeing, and raise livestock more sustainably J.P. Morgan Healthcare Conference | January 2024 Where We Play Efficiency & Performance Disease Prevention & Treatment Food Safety Sustainability Portfolio Comprehensive, complementary product offerings Value Beyond Product Data and analytics to drive improved outcomes Innovation Solutions to producers’ greatest challenges Price Execution Optimize value based on willingness to pay Key Enablers 12

J.P. Morgan Healthcare Conference | January 2024

Improve Productivity and Cash Flow

Actions and progress to support investment in the business and de-leveraging



Innovation
Portfolio
Customer
Productivity

IPO to 2023

Improving margin through

- Optimizing organization & footprint
- Enhanced ownership mentality
- API[1] sourcing improvements
- SKU Rationalization

Key Proof Points

Expanded Margins ~$400 million of manufacturing productivity achieved from 2018 through 2023

Reduced Footprint[2] from 9 to 6 R&D sites; 20 to 18 Internal manufacturing sites

Introduced **Elanco Cash Earnings** (ECE) to incentivize annual improvement in after-tax returns in excess of cost of capital

2024 and Beyond

Improving cash conversion through

- Reduced project expense
- Continued productivity improvements
- Improvement in NWC, led by inventory
- New high-margin blockbuster innovation

Near Term Expectations

Project Cash Costs: ~$1 billion since IPO; reduces to <$20 million annually in 2024+

~$380 million of cumulative **Adj. EBITDA Synergies;** expected at $400 million+ in 2024 as ERP consolidation completion is realized

Future innovation is expected to be accretive to corporate margin over time

Capital Allocation Priorities

Invest in the Business

R&D, Launch Readiness, Commercial Excellence

Debt Pay Down

Primary use of Free Cash Flow

[1]Active pharmaceutical ingredient.
[2]Represents data from initial Bayer animal health acquisition footprint in August 2020 compared to footprint at year-end 2023. R&D sites refers to global R&D sites.

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H2 2023 Marks Expected Return to Topline Growth Revenue Year-over-year CC1 Change Innovation Ramp Price Growth Improved Supply Improved EU Pet Retail Environment Growth in Poultry 1CC = Constant Currency, representing the growth rate excluding the impact of foreign exchange rates. 2Based on company’s Q3 2023 results and Q4 2023 guidance issued on November 8, 2023. Drivers of Growth Inflection: 2022 H1 Actual 2022 H2 Actual 2023 H1 Actual 2023 H2 Expected 0% 2023: Flat to 1% Growth 2022: 3% Decline 2 (1)% (5)% (1)% +2% to +4%2 Stabilizing Base Business Innovation and a Stabilizing Base Business Drives Inflection nI novation Portfolio Productivity Customer J.P. Morgan Healthcare Conference | January 2024 14

1Expect revenue growth in constant currency, representing the growth rate excluding the impact of foreign exchange rates, driven by existing portfolio is achievable before new blockbuster-potential launches. Tailwinds Existing innovation ramp and 3 new blockbuster-potential launches Expanded physical availability in Pet retail Enhanced share of voice in U.S. Pet vet Improved EU pet retail market impacting H1 Growth in poultry, aqua & price Reduced project cash costs Expected Outcomes Deliver High Impact Innovation Launch New Products with Excellence Improve OCF and de-lever Grow Revenue Headwinds Competition in U.S. Pet Health vet clinic business Farm Animal generics and U.S. cattle numbers Gross margin headwind related to internal inventory management Investments to support launches in sales, marketing, and capex U.S. dollar strength Early Considerations for 2024, Continued Revenue Growth1 nI novation Portfolio Productivity Customer J.P. Morgan Healthcare Conference | January 2024 15

Attractive, Growing Markets Progressing a Valuable Late-Stage Pipeline Disciplined Delivery, Infrastructure Optimization Improving Financial Profile An Established Market Leader ~$38B global industry across Pet Health ($15B) and Farm Animal ($23B) with consistent mid-single digit growth driven by durable trends A top-tier global player with portfolio diversity in 6 core species and leadership in OTC Pet parasiticides, Poultry, and Farm Animal Sustainability Path to 6 potential blockbuster products in major market spaces contributing toward an incremental $600-$700 million in Revenue by 2025 Reduced costs and expanded margins amidst macro challenges, with infrastructure optimization to support growth from innovation Moving past stand up and integration cash costs, with focus on reinvestment in business and debt paydown Elanco: A Compelling Long-Term Value Proposition J.P. Morgan Healthcare Conference | January 2024 16

Guidance and GAAP reported to non-GAAP adjusted reconciliations Appendix 17

Full Year 2023 Financial Guidance1 $ millions, except per share values 2023 Revenue $4,360 - $4,400 Reported Net Loss $(1,204) - $(1,174) Adjusted EBITDA2 $965 - $1,000 Reported Diluted EPS $(2.43) - $(2.37) Adjusted Diluted EPS2 $0.88 - $0.94 1Represents 2023 full year guidance, as provided in the Company’s Q3 2023 earnings presentation issued on November 8, 2023. 2Non-GAAP financial measure. See slides 19 and 20 for the GAAP to non-GAAP reconciliations. 18

Full Year 2023 Reported Loss per Share $(2.43) - $(2.37) Amortization of Intangible Assets Approx. $1.11 Asset Impairment, Restructuring, and Other Special Charges2 $0.19 - $0.21 Goodwill Impairment3 $2.11 Other Expenses, Net Approx. $0.06 Subtotal $3.47 - $3.49 Tax Impact of Adjustments $(0.18) - $(0.16) Total Adjustments to Earnings per Share Approx. $3.31 Adjusted Earnings per Share4 $0.88 - $0.94 EPS Guidance Reconciliation1 Note: Numbers may not add due to rounding. 1Represents 2023 full year guidance, as provided in the Company’s Q3 2023 earnings presentation issued on November 8, 2023. 2Asset impairment, restructuring, and other special charges adjustments are related to integration efforts, including the acquisition of the animal health business of Bayer. 3Current guidance does not assume any further impairment beyond the third quarter charge. 4Adjusted EPS is calculated as the sum of reported EPS and total adjustments to EPS. 19

Full Year 2023 $ millions Reported Net Loss $(1,204) - $(1,174) Net Interest Expense Approx. $280 Income Tax Provision $27 - $44 Depreciation and Amortization Approx. $695 EBITDA $(199) - $(154) Non-GAAP Adjustments Cost of Sales Approx. $2 Asset Impairment, Restructuring, and Other Special Charges Approx. $100 Goodwill Impairment2 $1,042 Accelerated Depreciation and Other Special Charges Approx. $(10) Other Expense (Income), Net Approx. $28 Adjusted EBITDA $965 - $1,000 Adjusted EBITDA Margin 22.1% - 22.7% EBITDA Guidance Reconciliation1 Note: Numbers may not add due to rounding 1Represents 2023 full year guidance, as provided in the Company’s Q3 2023 earnings presentation issued on November 8, 2023. 2Guidance does not assume any further impairment beyond the third quarter charge 20